Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of April 13, 2012

to

CREDIT AGREEMENT

Dated as of October 21, 2011

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of April 13, 2012 by and among Vistaprint Limited (the “Company”), Vistaprint B.V. (“Vista B.V.”), Vistaprint Schweiz GmbH (“Vista GmbH”), Vistaprint N.V. (“Vista N.V.”) and Vistaprint USA, Incorporated (collectively with the Company, Vista B.V., Vista GmbH and Vista N.V., the “Borrowers”), the Lenders parties hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of October 21, 2011, by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 4 below (the “Amendment No. 2 Effective Date”), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Aggregate Commitment” set forth in Section 1.01 of the Credit Agreement is amended to delete the final sentence thereof and to replace such sentence with the following sentence:

“As of the Amendment No. 2 Effective Date, the Aggregate Commitment is $387,500,000.”

(b) The definition of “Material Subsidiary” set forth in Section 1.01 of the Credit Agreement is amended to add the following proviso to the end thereof:

; provided further that, solely for purposes of determining compliance with the requirements above, Consolidated Total Assets shall exclude (i) assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, developed technology, copyrights, trade names, trademarks, patents, franchises, licenses, capitalized research, development costs, capitalized software and website development, and (ii) intercompany loans between Persons that become Subsidiaries.

(c) The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “2.25 to 1.00” appearing in the proviso in clause (f) thereof and replace such reference with a reference to “2.50 to 1.00”.

(d) Section 1.01 of the Credit Agreement is amended to insert a new definition of “Amendment No. 2 Effective Date” therein in the appropriate alphabetical order as follows:

“Amendment No. 2 Effective Date” means April 13, 2012.

(e) Section 5.01 of the Credit Agreement is amended to restate in its entirety the final paragraph thereof as follows:

Documents required to be delivered pursuant to this Section 5.01 may be delivered by facsimile or electronic mail. Documents required to be delivered pursuant to clauses (a), (b) or (f) of this Section 5.01 that are delivered electronically shall be deemed to have been delivered on the date on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System; provided that the Company or the Parent shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the filing of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Parent or the Company, as applicable, shall be required to provide copies of the compliance certificates required by clause (c) of this Section 5.01 to the Administrative Agent.

(f) Section 5.09 of the Credit Agreement is amended to delete the phrase “thirty (30) days” appearing therein and to replace such phrase with the phrase “forty-five (45) days”.

(g) Section 6.04(d) of the Credit Agreement is amended to add “; provided, further, and for the avoidance of doubt, intercompany transfers of intangible assets that are solely effected by bookkeeping entries and that do not otherwise represent an exchange or transfer of assets are not deemed to be investments, loans or advances or capital contributions and are not subject to the $150,000,000 limitation hereunder” immediately after the phrase “which are not Loan Parties” in the parenthetical set forth in such Section.

(h) Section 6.07 of the Credit Agreement is amended to delete the phrase “2.25 to 1.00 after giving effect” appearing in the proviso in clause (e) thereof and to replace such phrase with the phrase “2.50 to 1.00 immediately after giving effect”.

(i) Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto as Annex A.

(j) Schedule 3.01A to the Credit Agreement is replaced in its entirety with Schedule 3.01A attached hereto as Annex B.

2. New Lenders. Each of Bank of America, N.A., Fifth Third Bank and Wells Fargo Bank NA, London Branch (each a “New Lender” and collectively the “New Lenders”) is entering into this Amendment and the Credit Agreement as a new Lender thereunder. Upon the effectiveness hereof and the execution hereof by each New Lender, such New Lender shall constitute a “Lender” for all purposes under the Loan Documents.

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3. Reallocations. The Administrative Agent shall (and the Lenders party hereto authorize the Administrative Agent to) make such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Company hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this Section 3, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

4. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Parent (in its capacity as a Guarantor), the Required Lenders (including each Lender whose Commitment is being increased pursuant hereto (each such Lender, an “Increasing Lender”)), the New Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors;

(c) The Administrative Agent shall have received such instruments, certificates and documents as the Administrative Agent shall reasonably request, including a written opinion of each of (i) Goodwin Procter LLP, U.S. counsel for the Loan Parties, (ii) Appleby, Bermuda counsel for the Loan Parties, (iii) Stibbe, Dutch counsel for the Loan Parties, (iv) Baker & McKenzie Zurich, Swiss counsel for the Loan Parties, (v) Clayton Utz, Australian counsel for the Loan Parties and (vi) Stewart McKelvey Stirling Scales, Nova Scotia counsel for the Loan Parties, each in form and substance reasonably acceptable to the Administrative Agent.

(d) the Administrative Agent shall have received from the Company for the account of each Lender that executes and delivers its counterpart hereto as, and by such time, as is requested by the Administrative Agent, an amendment fee in an amount equal to 0.025% of such Lender’s Commitment under the Credit Agreement immediately prior to the Amendment No. 2 Effective Date;

(e) the Administrative Agent shall have received from the Company for the account of each Increasing Lender and New Lender, an upfront fee equal to the applicable percentage (previously disclosed to such Lender by the Administrative Agent or its affiliates) of the amount of (i) in the case of an Increasing Lender, such Lender’s Commitment (after giving effect to its incremental Commitment pursuant to this Amendment) in excess of its Commitment under the Credit Agreement immediately prior to the Amendment No. 2 Effective Date and (ii) in the case of a New Lender, such Lender’s Commitment after giving effect to this Amendment; and

(f) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates fees and expenses (including, to the extent invoiced, fees and expenses of counsels for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

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5. Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof.

6. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, the Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

VISTAPRINT LIMITED, as the Company

By:	/s/ Dawn Antoine
Name:	Dawn Antoine
Title:	Secretary

VISTAPRINT SCHWEIZ GMBH, as a Borrower

By:	/s/ Ernst J. Teunissen
Name:	Ernst J. Teunissen
Title:	Managing Director

VISTAPRINT B.V., as a Borrower

By:	/s/ Ernst J. Teunissen
Name:	Ernst J. Teunissen
Title:	Managing Director

VISTAPRINT N.V., as a Borrower and as a Guarantor

By:	/s/ Ernst J. Teunissen
Name:	Ernst J. Teunissen
Title:	Chief Financial Officer and Managing Director

VISTAPRINT USA, INCORPORATED as a Borrower

By:	/s/ Wendy M. Cebula
Name:	Wendy M. Cebula
Title:	Chief Operating Officer and Treasurer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 21, 2011

Vistaprint Limited et al

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Scott McNamara
Name:	Scott McNamara
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kenneth V. McGraime
Name:	Kenneth V. McGraime
Title:	SVP, Commercial Executive

RBS CITIZENS, N.A., as a Lender

By:	/s/ Stephen F. O’Sullivan
Name:	Stephen F. O’Sullivan
Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Staff Officer

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert M. Martin
Name:	Robert M. Martin
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 21, 2011

Vistaprint Limited et al

SOVEREIGN BANK, N.A.,
as a Lender

By:	/s/ A. Neil Sweeny
Name:	A. Neil Sweeny
Title:	Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

BANK OF AMERICA, N.A., as a New Lender

By:	/s/ Jean S. Manthorne
Name:	Jean S. Manthorne
Title:	Senior Vice President

FIFTH THIRD BANK, as a New Lender

By:	/s/ Matthew Kuchta
Name:	Matthew Kuchta
Title:	Vice President

WELLS FARGO BANK NA, LONDON BRANCH, as a New Lender

By:	/s/ Connor J. Duffy
Name:	Connor J. Duffy
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of October 21, 2011

Vistaprint Limited et al

Annex A

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$75,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	$60,000,000
RBS CITIZENS, N.A.	$47,500,000
FIFTH THIRD BANK	$40,000,000
THE HUNTINGTON NATIONAL BANK	$35,000,000
PNC BANK, NATIONAL ASSOCIATION	$35,000,000
SOVEREIGN BANK	$30,000,000
BANK OF AMERICA, N.A.	$25,000,000
WELLS FARGO BANK NA, LONDON BRANCH	$25,000,000
GOLDMAN SACHS BANK USA	$15,000,000

AGGREGATE COMMITMENT	$387,500,000